                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0059
                                                      Expires:  January 31, 2008
                                                      Estimated average burden
                                                      hours per response......14

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                                    Aston Funds
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                            FORM OF TELEPHONE SCRIPT



OPENING FOR ALL SCENARIOS:

If Shareholder is an Individual:

Hello. My name is ________, and I'm calling from Computershare on behalf of Aston Funds. May I please speak with ________________? Mr./Ms. _______, this conversation will be recorded. I am calling regarding your investment in the [Name of Fund(s)]. I wanted to be sure you received the proxy statement and proxy card for the Special Meeting of Shareholders to be held on February 28, 2008. Has that arrived? For confirmation purposes, may I please have your city, state and zip code? Thank you.

If Shareholder is a Corporation or other entity:

Hello. My name is ________, and I'm calling from Computershare on behalf of Aston Funds. May I please speak with ________________? Mr./Ms. _______, this conversation will be recorded. I am calling regarding your investment in the [Name of Fund(s)]. I wanted to be sure you received the proxy statement and proxy card for the Special Meeting of Shareholders to be held on February 28, 2008. Has that arrived? For confirmation purposes, may I please have your full name and title? Are you authorized to vote this account?

SCENARIO 1:

If Shareholder says that they HAVE NOT received the proxy statement and proxy card:

STEP 1:

I would like to mail you another set of proxy materials. Do you still live at (address)? You should receive your materials within 7 to 10 business days.

STEP 2:

I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone after you receive your proxy statement, please call Computershare toll free at 1-800-708-7956. When calling, please refer to record # __. Our hours of operation are from 9:00 am to 11:00 pm Eastern Time, Monday through Friday, and 12:00 pm to 6:00 pm on Saturday. Thank you for your time. Have a nice day/evening! After Shareholder Response: Thank you for your time. Have a nice day/evening!

SCENARIO 2:

If Solicitor reaches Answering Machine:

This message is to remind you that a Special Meeting of Shareholders of the [Name of Fund(s)] is scheduled for February 28, 2008. You should have received a proxy statement in the mail. If you have received it, to quickly vote your shares over the telephone, simply call 1-800-708-7956. When calling, please refer to record # __. Representatives are available until 11:00 pm, Eastern time, Monday through Friday, and 12:00 pm to 6:00 pm on Saturday and will be happy to assist. If for any reason you have not received it, call us at __________ and we will send you another. Your vote is important! Thank you.

SCENARIO 3:

STEP 1:

A. If Shareholder says that they HAVE received the proxy statement and proxy card: Have you had a chance to return your proxy card yet?

STEP 2:

B. If Shareholder says that they HAVE returned the proxy card:

For whatever reason, that vote has not yet registered. To ensure that your vote is registered for the upcoming meeting, I can quickly assist you with that over the phone today.

STEP 3:

C. If Shareholder says that they DO NOT want to place a vote over the phone:

Mr./Ms. _________, your vote is important to the fund. It will only take a moment of your time to ensure that your vote is registered. The Board recommends a vote in favor of the proposal. Would you like to register a vote along with the recommendation of your Board?

If YES-follow step 4E.

If NO--follow step 4F.

D. If Shareholder says that they DO want to place a vote over the phone:

The Board recommends a vote in favor of the proposal. Would you like to register a vote along with the recommendation of your Board?

STEP 4:

E. If Shareholder DOES want to vote with the Board:

I am recording your vote for the proposal and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call {CFS toll free} immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

E(1.) If the account has duplicates:

Mr./Ms. ________, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?

If YES--ask if shareholder would like to vote the accounts.

If NO--CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

E(2.) After Shareholder Response:

Thank you for your time and your vote. Have a nice day/evening!

F.  If Shareholder DOES NOT want to vote with the Board:

Would you like to review the proposal now and then place your vote?

F(1.) If Shareholder DECLINES to vote:

Thank you for your time. We will look forward to receiving your vote. Have a nice day/evening!

F (2.)  If Shareholder AGREES to vote:

READ the proposal directly from the proxy statement AND ANSWER ANY QUESTIONS ABOUT THE PROCESS OF SUBMITTING A PROXY OR VOTING.

The Board recommends a vote in favor of the proposal. How would you like to register your vote?

F(2.)A. If Shareholder DECLINES to Vote:

Thank you for your time. We will look forward to receiving your vote. Have a nice day/evening!

F(2.)B. If Shareholder AGREES to Vote:

I am recording your vote and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call {CFS toll free} immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to? If the account has duplicates:

Mr./Ms. __________, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?

If YES--ask if shareholder would like to vote the accounts.

If NO--CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

After Shareholder Response:

Thank you for your time and your vote. Have a nice day/evening!

SCENARIO 4:

STEP 1:

A. If Shareholder says that they HAVE received the proxy statement and proxy card: Have you had a chance to return your proxy card?

STEP 2:

B. If Shareholder says that they HAVE NOT yet returned the proxy card:

To ensure your vote is registered for the upcoming meeting I can quickly assist you with that over the phone today.

STEP 3:

C. If Shareholder says that they DO NOT want to place a vote over the phone:

Mr./Ms. ___________, your vote is important to the fund. It will only take a moment of your time to ensure that your vote is registered. The Board recommends a vote in favor of the proposal. Would you like to register a vote along with the recommendation of your Board?

If YES--follow step 4E.

If NO--follow step 4F.

D. If Shareholder says that they DO want to place a vote over the phone: The Board recommends a vote in favor of the proposal. Would you like to register a vote along with the recommendation of your Board?

STEP 4:

E. If Shareholder DOES want to vote with the Board:

I am recording your vote for the proposal and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call {CFS toll free} immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

E(1.) If the account has duplicates:

Mr./Ms. ___________, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?

If YES--ask if shareholder would like to vote the accounts.

If NO--CONFIRM ADDRESS AND REMAIL PROXY MATERIALS

E(2.) After Shareholder Response:

Thank you for your time and your vote. Have a nice day/evening!

F. If Shareholder DOES NOT want to vote with the Board:

Would you like to review the proposal now and then place your vote? F(1.) If Shareholder DECLINES to vote:

I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call {CFS toll free}. When calling, please refer to record #. Our hours of operation are from 9:00 am to 11:00 pm Eastern Time, Monday through Friday, and 12:00 pm to 6:00 pm on Saturday. Thank you for your time. Have a nice day/evening!

F(2.) If Shareholder AGREES to vote:

READ the proposal directly from the proxy statement AND ANSWER ANY QUESTIONS ABOUT THE PROCESS OF SUBMITTING A PROXY OR VOTING.

The Board recommends a vote in favor of the proposal. How would you like to register your vote?

F(2.)A. If Shareholder DECLINES to Vote:

I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call {CFS toll free}. When calling, please refer to record #. Our hours of operation are from 9:00 am to 11:00 pm Eastern Time, Monday through Friday, and 12:00 pm to 6:00 pm on Saturday. Thank you for your time. Have a nice day/evening!

F(2.)B. If Shareholder AGREES to Vote:

I am recording your vote and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call {CFS toll free} immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

If the account has duplicates:

Mr./Ms. ___________, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?

If YES--ask if shareholder would like to vote the accounts.

If NO--CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

After Shareholder Response:

Thank you for your time and your vote. Have a nice day/evening!



                             ASTON ASSET MANAGEMENT

              -----------------------------------------------------

                   TALKING POINTS FOR PROXY SOLICITATION CALLS

              -----------------------------------------------------

o Call our contacts, which are due diligence, marketing, and platform distribution contacts.

o Explain that you are calling about the Aston Funds' proxy statement for [Name of Fund(s)]. Inform them that our records indicate that their client has not yet voted their shares.

o Determine if our contact can vote the proxy for their client or if the contact can assist us in contacting the appropriate person with the authority to vote the shares.

o Remind the contact of the upcoming shareholder meeting on February 28, 2008. Explain that a majority of the outstanding voting securities must vote in favor of the proposal for it to be approved.

o Ask if they have any questions about the proxy. If they do not have a copy of the proxy statement, get their address and advise them that Computershare, the proxy solicitor, will send them another copy.

o Request that the contact please vote the proxy or encourage their client to vote regardless of how the client wishes to vote (for, against or abstain). Advise them that the Board of Trustees has voted in favor of the proposal in the proxy statement.

o Provide the contact the information needed for them or their client to vote, including, if necessary, Computershare's telephone number. Inform them of the ways to vote -- internet, touch-tone phone or by mail. Explain that the person authorized to vote the shares will need the GS # to vote the shares. Explain to the contact how the GS # can be obtained.

o  Thank them for their time.

                 TALKING POINTS FOR OBO PROXY SOLICITATION CALLS

              -----------------------------------------------------

o Call our contacts, which are due diligence, marketing, and platform distribution contacts.

o Explain that you are calling about the Aston Funds' proxy statement for [Name of Fund(s)].

o Explain that we are calling to advise them that our records indicate that we have not received their client's voting instructions regarding the proxy. Explain that due to the nature of their client's account (OBO/NOBO), we cannot ensure that their client has received the proxy.

o Share with them that Computershare or a third party affiliate proxy solicitor has sent the proxy to them or their client.

o Determine if our contact can vote the proxy for their client or if the contact can assist us in contacting the appropriate person with the authority to vote the shares.

o Inform them that the client cannot vote their shares unless they are in possession of the proxy statement. If they or the proper contact does NOT have it, tell them that we will contact Computershare to have them send out another copy of the proxy, which will allow them to vote.

o Remind the contact of the upcoming shareholder meeting on February 28, 2008. Explain that a majority of the outstanding voting securities must vote in favor of the proposal for it to be approved.

o  Ask if they have any questions about the proxy.

o Request that the contact please vote the proxy or encourage their client to vote regardless of how the client wishes to vote (for, against or abstain). Advise them that the Board of Trustees has voted in favor of the proposal in the proxy statement.

o Provide the contact the information needed for them or their client to vote, including, if necessary, Computershare's telephone number. Inform them of the ways to vote -- internet, touch-tone phone or by MAIL. Explain that the person authorized to vote the shares will need the GS # or ADP Client # to vote the shares. Explain to the contact how the GS # or ADP Client # can be obtained.

o  Thank them for their time.

        Aston Funds/WO# 18457: FORM OF TOUCH-TONE TELEPHONE VOTING SCRIPT

                                  "Aston Funds"

                      EXPECTED MAIL DATE: January 11, 2008

                         MEETING DATE: February 28, 2008

                   TEST CONTROL NUMBER (s): 457 99999 001 001

                          TEST SECURITY CODE: 1234 5678


WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE SHAREHOLDER WILL
HEAR:

"Welcome! Please enter the 14 digit number located in the shaded box on your proxy card."

WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:

To proceed, please enter the 8 digit code located in the non-shaded box on your proxy card

WHEN THE SHAREHOLDER ENTERS THE CODE, HE/SHE WILL HEAR:

"This is the automated telephone voting site for the Special Meeting of Shareholders of the Aston Funds"

"Proposal 1:    To vote FOR press 1.     AGAINST press 9.      ABSTAIN press 0."

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:

"To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:

"Your vote will be saved automatically should you decide to hang up during vote playback."

"Your vote has been cast as follows (vote for the proposal and/or holding(s) are given)."

"To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:

"Your vote has been canceled."        "To enter another vote, press 1 now."
"To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:

"Your vote has been saved."         "To enter another vote, press 1 now."
"To end this call press 0 now."

If the shareholder elects to vote another proxy, he/she is returned to the above speech "PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR: "Thank you for voting."

Call is terminated.

                                  [ASTON LOGO]


                    Aston/ABN AMRO Investor Money Market Fund
                      ABN AMRO Government Money Market Fund
                 ABN AMRO Institutional Prime Money Market Fund
                           ABN AMRO Money Market Fund
                      ABN AMRO Tax-Exempt Money Market Fund
                       ABN AMRO Treasury Money Market Fund
                        (collectively, the "Aston Funds")

                               - Second Request -


                                  URGENT PROXY
                                      NEWS

                               PLEASE VOTE TODAY!
                               ------------------


Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders of the Aston Funds. This meeting is scheduled for February 28, 2008 at 9:00 a.m. Eastern time at the offices of PFPC, Inc., 4400 Computer Drive, Westborough, MA 01581. To date, our records indicate that we have not received your voting instructions.

After careful consideration, the Board of Trustees recommends that shareholders vote "FOR" the proposal. Your vote is important no matter how many shares you own. WE URGE YOU TO ACT PROMPTLY IN ORDER TO ALLOW US TO OBTAIN A SUFFICIENT NUMBER OF VOTES AND AVOID THE COST OF ADDITIONAL SOLICITATION.

If you should have any questions regarding the proposal, or require duplicate proxy materials, please contact Computershare Fund Services at 800-708-7956. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m.

For your convenience, please utilize any of the following methods to submit your vote:

1. BY INTERNET.

Visit www.proxyvote.com and follow the simple on-screen instructions.

2. BY TOUCH-TONE PHONE.

Dial the toll-free number found on your proxy card and follow the simple instructions.

3. BY MAIL.

Simply execute and return the enclosed proxy card in the envelope provided. However, please try to utilize one of the two options above to register your vote, so it may be received in time for the meeting.

IF YOU HAVE ALREADY VOTED BY UTILIZING ONE OF THESE METHODS, THEN YOU DO NOT NEED TO TAKE ANY ACTION.


                      WE NEED YOUR HELP. PLEASE VOTE TODAY!

                                  [ASTON LOGO]

                    Aston/ABN AMRO Investor Money Market Fund
                      ABN AMRO Government Money Market Fund
                 ABN AMRO Institutional Prime Money Market Fund
                           ABN AMRO Money Market Fund
                      ABN AMRO Tax-Exempt Money Market Fund
                       ABN AMRO Treasury Money Market Fund
                        (collectively, the "Aston Funds")

                               - Second Request -

                                  Urgent Proxy
                                      News

                               PLEASE VOTE TODAY!
                               -----------------


Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders of the Aston Funds. This meeting is scheduled for February 28, 2008 at 9:00 a.m. Eastern time at the offices of PFPC, Inc., 4400 Computer Drive, Westborough, MA 01581. To date, our records indicate that we have not received your voting instructions.

After careful consideration, the Board of Trustees recommends that shareholders vote "FOR" the proposal. Your vote is important no matter how many shares you own. WE URGE YOU TO ACT PROMPTLY IN ORDER TO ALLOW US TO OBTAIN A SUFFICIENT NUMBER OF VOTES AND AVOID THE COST OF ADDITIONAL SOLICITATION.

If you should have any questions regarding the proposal, or require duplicate proxy materials, please contact Computershare Fund Services at 800-708-7956. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m.

For your convenience, please utilize any of the following methods to submit your vote:

1. BY PHONE.

Please call Computershare Fund Services toll-free at 800-708-7956. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy card available.

2. BY INTERNET.

Visit www.proxy-direct.com and follow the simple on-screen instructions.

3. BY TOUCH-TONE PHONE.

Dial the toll-free number found on your proxy card and follow the simple instructions.

4. BY MAIL.

Simply execute and return the enclosed proxy card in the envelope provided. However, please try to utilize one of the three options above to register your vote, so it may be received in time for the meeting.

IF YOU HAVE ALREADY VOTED BY UTILIZING ONE OF THESE METHODS, THEN YOU DO NOT NEED TO TAKE ANY ACTION.


                      WE NEED YOUR HELP. PLEASE VOTE TODAY!